ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2020
Business Combinations and Discontinued Operations [Abstract]
ACQUISITIONS AND DIVESTITURES
4 ■ Acquisitions and Divestitures

a) Massawa Project
On March 4, 2020, Barrick and our Senegalese joint venture partner completed the sale of our aggregate 90% interest in the Massawa project (“Massawa”) in Senegal to Teranga Gold Corporation (“Teranga”) for total consideration fair valued at $440 million on the date of closing. Barrick received 92.5% of the consideration for its interest in the Massawa project, with the balance received by Barrick’s local Senegalese partner. Barrick received a net of $256 million in cash and 19,164,403 Teranga common shares (worth $104 million at the date of closing) plus a contingent payment of up to $46.25 million based on the three-year average gold price, which was valued at $28 million at the date of closing. The cash consideration received was net of $25 million that Barrick provided through its participation in the $225 million syndicated debt financing facility secured by Teranga in connection with the transaction. Subsequent to year-end, we received full repayment of the outstanding loan. The difference between the fair value of consideration received and the carrying value of the assets on closing was $54 million and was recognized as a gain in the first quarter of 2020.

b) Eskay Creek
On August 4, 2020 Barrick entered into a definitive agreement with Skeena Resources Limited (“Skeena”) pursuant to which Skeena exercised its option to acquire the Eskay Creek project in British Columbia and Barrick waived its back-in right on the Eskay Creek project. The consideration under the definitive agreement consisted of: (i) the issuance by Skeena of 22,500,000 units (the “Units”), with each Unit comprising one common share of Skeena and one half of a warrant, with each whole warrant entitling Barrick to purchase one additional common share of Skeena at an exercise price of C$2.70 each until the second anniversary of the closing date; (ii) the grant of a 1% NSR royalty on the entire Eskay Creek land package; and (iii) a contingent payment of C$15 million payable during a 24-month period after closing. The transaction closed on October 5, 2020 and we recognized a gain of $59 million for the year ended December 31, 2020.

c) Bullfrog
On October 13, 2020, Barrick announced that wholly-owned subsidiaries of Barrick and Bullfrog Gold Corp. (“Bullfrog”) have entered into a definitive agreement pursuant to which Barrick will sell to Bullfrog all of Barrick’s mining claims, historical resources, permits, rights of way and water rights in the Bullfrog mine area (the “Barrick Lands”). Consideration for the transaction consisted of (i) the issuance by Bullfrog of 54,600,000 units, with each unit comprising one common share of Bullfrog and one warrant entitling Barrick to purchase one additional common share of Bullfrog at an exercise price of C$0.30 each until the fourth anniversary of the closing date, and (ii) a 2% NSR royalty on all minerals produced from the Barrick Lands, subject to a maximum aggregate NSR royalty of 5.5% on any individual mining claim and a minimum 0.5% NSR royalty granted to Barrick on any individual mining claim. The transaction closed on October 26, 2020 and we recognized a gain of $22 million for the year ended December 31, 2020.

d) Morila
On November 10, 2020, Barrick and AngloGold Ashanti Limited completed the sale of our combined 80% interest in the Morila gold mine in Mali to Firefinch Limited (previously Mali Lithium Limited) for $28.8 million cash consideration. The State of Mali continues to hold the remaining 20% of the Morila gold mine. The consideration received was allocated against the interests that AngloGold Ashanti and Barrick held in Morila, as well as intercompany loans that Barrick held against Morila, and the transaction resulted in a gain for Barrick of $27 million for the year ended December 31, 2020.

e) Lagunas Norte
On February 16, 2021, Barrick announced it had entered into an agreement to sell its 100% interest in the Lagunas Norte gold mine in Peru to Boroo Pte Ltd for total consideration of up to $81 million, with $20 million of upfront cash consideration on closing. Completion of the sale is subject to closing conditions.
f) Kalgoorlie
On November 28, 2019, we completed the sale of our 50% interest in the Kalgoorlie mine in Western Australia to Saracen Mineral Holdings Limited for total cash consideration of $750 million. The transaction resulted in a gain of $408 million for the year ended December 31, 2019.

g) Acacia Mining plc
On September 17, 2019, Barrick acquired all of the shares in Acacia Mining plc (“Acacia”) that we did not already own (36.1%) through a share-for-share exchange of 0.168 Barrick shares and any Acacia Exploration Special Dividends for each ordinary share of Acacia. This transaction resulted in the issuance of 24,836,670 Barrick common shares or approximately 1% of Barrick’s share capital. The Acacia Exploration Special Dividends and any deferred cash consideration dividends (if applicable) will be paid as a consequence of a sales process to realize value from the sale of certain Acacia exploration properties to be undertaken during the two-year period following closing. On December 3, 2020, we declared the first interim Acacia Exploration Special Dividend based on cash received and non-cash consideration that has been monetized.
The difference between the carrying value of the non-controlling interest and the September 16, 2019 closing price of Barrick's common shares issued was recorded in equity in the third quarter of 2019 in the amount of $70 million.
Notwithstanding the completion of the Acacia transaction on September 17, 2019, we consolidated our interest in Acacia and recorded a non-controlling interest of 36.1% in the income statement for the entirety of the third quarter of 2019 as a matter of convenience. As at September 30, 2019, we derecognized the non-controlling interest on the balance sheet related to our former 63.9% ownership of Acacia to reflect our 100% interest.
On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga Minerals Corporation (“Twiga”) at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the Government of Tanzania (“GoT”) and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. The GoT received a free carried shareholding of 16% in each of the former Acacia mines (Bulyanhulu, Buzwagi and North Mara), and will receive its half of the economic benefits from taxes, royalties, clearing fees and participation in all cash distributions made by the mines and Twiga, after the recoupment of capital investments.
Barrick and the GoT continue efforts to fulfill their respective obligations to satisfy all conditions of the signed agreement, primarily with respect to the execution and delivery of formal termination documents for the settlement of all outstanding disputes between the two parties.
Operating results are included at 100% from October 1, 2019 up until the GoT's 16% free-carried interest was made effective on January 1, 2020, and on an 84% basis thereafter. Refer to note 36 for further details on the agreement and impact on outstanding contingencies.

h) Nevada Joint Venture
On March 10, 2019, we entered into an implementation agreement with Newmont Mining Corporation, now Newmont Corporation ("Newmont"), to create a joint venture combining our respective mining operations, assets, reserves and talent in Nevada, USA. This includes Barrick's Cortez, Goldstrike, Turquoise Ridge and Goldrush properties and Newmont's Carlin, Twin Creeks, Phoenix, Long Canyon and Lone Tree properties. Barrick is the operator of the joint venture and owns 61.5%, with Newmont owning the remaining 38.5% of the joint venture. On July 1, 2019, the transaction concluded establishing Nevada Gold Mines LLC ("Nevada Gold Mines"). Barrick, as the majority joint venture partner, has the right to appoint a majority of the board members and can therefore control decisions requiring majority approval including, but not limited to, LOM plans, budgets and capital projects. Therefore, we have determined that Barrick controls Nevada Gold Mines and began consolidating the operating results, cash flows and net assets from July 1, 2019 with a 38.5% non-controlling interest.
We have determined that the transaction to acquire the Newmont mines represents a business combination with Barrick identified as the acquirer. We have undertaken a purchase price exercise to determine the fair value of the Newmont mines acquired and the fair value of the non-controlling interest of the Barrick mines contributed as consideration. The table below presents the final allocation of the purchase price to the assets and liabilities acquired. This allocation was completed in the fourth quarter of 2019. The $1,645 million difference between the carrying value and the fair value of the non-controlling interest in the Barrick mines contributed was recorded in equity in the third quarter of 2019.

($ millions)
Fair value of non-controlling interest of Barrick mines contributed	$3,897
Final fair value allocation of Newmont mines acquired
Current assets	$149
Inventory	970
Property, plant and equipment	3,534
Goodwill	2,520
Total assets	$7,173
Current liabilities	$119
Deferred income tax liabilities	268
Provisions	449
Total liabilities	$836
Non-controlling interests	2,440
Net assets acquired	$3,897

The Barrick mines in which we held 100% interest prior to the creation of Nevada Gold Mines (Cortez, Goldstrike and Goldrush) will continue to be accounted for at historical cost and continue to be consolidated with a non-controlling interest in these mines recorded as of July 1, 2019. Prior to July 1, 2019, our 75% interest in the Turquoise Ridge mine was accounted for as a joint operation and following its contribution to Nevada Gold Mines, it has been consolidated with a non-controlling interest. It was determined that the contribution of our 75% share of the assets and liabilities of Turquoise Ridge to Nevada Gold
Mines resulted in a requirement to remeasure our retained interest at fair value as Turquoise Ridge was previously accounted for as a joint operation over which we now have control and consolidate. As a result, we recognized a gain of $1.9 billion in the third quarter of 2019.
We primarily used a discounted cash flow model (being the net present value of expected future cash flows) to determine the fair value of the mining interests and used a replacement cost approach in determining the fair value of buildings, plant and equipment. Expected future cash flows were based on estimates of future commodity prices inclusive of a $1,300 per ounce gold price, projected future revenues, estimated quantities of mineral reserves and resources, including expected conversion of resources to reserves, expected future production costs, and capital expenditures based on the life of mine plans for the mines as at the acquisition date.
Goodwill arose on the acquisition principally because of the following factors: (1) it combines high-quality gold reserves in one of the world’s most prolific gold districts, positioning the Company for sustainable growth; (2) the ability to optimize ore sources and production schedules across the joint venture; and (3) the recognition of a deferred tax liability for the difference between the assigned values and the tax bases of assets acquired and liabilities assumed at amounts that do not reflect fair value. The goodwill is not deductible for income tax purposes.
Since July 1, 2019, the acquired Newmont mines contributed revenue of $1,184 million and net income of $322 million for the year ended December 31, 2019. If the acquisition had occurred on January 1, 2019, consolidated revenue and consolidated net income for 2019 would have been $10,745 million and $4,500 million, respectively.
Acquisition-related costs of approximately $30 million were expensed in 2019 and were presented as part of corporate development costs in exploration, evaluation & project expense.

i) Randgold Resources Limited (“Randgold”) Merger
On January 1, 2019, we acquired 100% of the issued and outstanding shares of Randgold Resources Limited (the “Merger”). Each Randgold shareholder received 6.1280 common shares of Barrick for each Randgold share, which resulted in the issuance of 583,669,178 Barrick common shares. After this share issuance, Barrick shareholders owned 66.7%, while former Randgold shareholders owned 33.3%, of the shares of the combined company. We have determined that this transaction represents a business combination with Barrick identified as the acquirer. Based on the December 31, 2018 closing share price of Barrick’s common shares, the total consideration of the acquisition was $7.9 billion. We began consolidating the operating results, cash flows and net assets of Randgold from January 1, 2019.
Randgold was a publicly traded mining company with ownership interests in the following gold mines: Kibali in the Democratic Republic of Congo; Tongon in Côte d’Ivoire; Loulo-Gounkoto and Morila in Mali; and the Massawa project in Senegal.
The table below presents the purchase cost and our allocation of the purchase price to the assets acquired and liabilities assumed. This allocation was finalized in the fourth quarter of 2019.

($ millions)
Purchase Cost
Fair value of equity shares issued	$7,903
Fair value of restricted shares issued	6
Fair value of consideration	$7,909

Final Fair Value at Acquisition
Cash	$751
Other current assets	319
Equity in investees	3,253
Property, plant and equipment	3,869
Other assets	230
Goodwill	1,672
Total assets	$10,094
Current liabilities	$539
Deferred income tax liabilities	688
Provisions	55
Debt[1]	31
Total liabilities	$1,313
Non-controlling interests	872
Net assets	$7,909
[1]Debt mainly relates to leases as a result of adopting IFRS16.

In accordance with the acquisition method of accounting, the acquisition cost has been allocated to the underlying assets acquired and liabilities assumed, based primarily upon their estimated fair values at the date of acquisition. We primarily used a discounted cash flow model (being the net present value of expected future cash flows) to determine the fair value of the mining interests and used a replacement cost approach in determining the fair value of buildings, plant and equipment. Expected future cash flows are based on estimates of future gold prices and projected future revenues, estimated quantities of mineral reserves and resources, including expected conversion of resources to reserves, expected future production costs, and capital expenditures based on the life of mine plans as at the acquisition date. The excess of acquisition cost over the net identifiable assets acquired represents goodwill.
Goodwill arose on the acquisition principally because of the following factors: (1) it significantly strengthened Barrick’s position in the industry relative to high-quality gold reserves in many of the world’s most prolific gold districts, positioning the Company for sustainable growth; (2) it included the acquisition of a proven management team, with a shared vision and commitment to excellence, and a powerful financial base that will support sustainable investment in growth; and (3) the recognition of a deferred tax liability for the difference between the assigned values and the tax bases of assets acquired and liabilities assumed at amounts that do not reflect fair value. The goodwill is not deductible for income tax purposes.
The fair value of accounts receivable was $193 million as at January 1, 2019, which was equivalent to the contractual amount.
Prior to the Merger, Randgold had received various tax claims from the State of Mali in respect of its Mali operations, which totaled $267.7 million as at January 1, 2019. The total amount of the various tax claims, not including advances made in good faith to date, stood at
$275 million as at December 31, 2019. During 2016, Randgold received payment demands in respect of certain of these disputed amounts, and consequently, from 2016 up to December 2018, Randgold paid tax advances to the State of Mali to support the resolution of the tax disputes, which, after offsetting other tax payments, resulted in a receivable being recorded of $41.1 million. As part of the purchase price allocation for the Merger, the fair value of this receivable was reduced to $nil. In 2019, a further $60 million was paid as part of a settlement proposal to resolve outstanding assessments with respect to 2016 and prior year periods. This amount was recorded as a provision in the purchase price allocation. In 2020, the Company has settled all of the historic tax disputes, including the reconciliation of VAT balances as at June 30, 2019, with the State of Mali and the matters are now closed. Refer to note 36 for further details.
Randgold contributed revenue of $1,390 million and net income of $241 million for the year ended December 31, 2019.
Acquisition-related costs of approximately $37 million were expensed in 2018 and were presented as part of corporate development costs in exploration, evaluation & project expense.